Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO RULE 13A-14(A)/15D-14(A)

OF THE SECURITIES EXCHANGE ACT AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott A. Lang, certify that:

1. I have reviewed this Quarterly Report on Form 10-Q/A of Silver Spring Networks, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: December 9, 2013	By:	/s/ Scott A. Lang
Scott A. Lang
Chairman of the Board of Directors, President and Chief Executive Officer
(Principal Executive Officer)